UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2014 (January 2, 2014)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)

(716) 826-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EX – 10.1

EX – 10.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Award of Performance Units

On January 2, 2013 Gibraltar Industries, Inc. (the “Company”) issued Performance Share Units using a new Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of performance stock units (the “New Performance Award”). The New Performance Award will replace the form of award for performance stock units granted to the Company’s executive officers prior to January 2, 2014.

The New Performance Award differs from the form of award for Performance Units awarded in 2013 in that Recipients terminated “without cause” will receive the amount earned under the New Performance Award upon completion of the Performance Period, as opposed to the targeted award under the previous forms of awards,

This description is qualified in its entirety by reference to the terms and conditions of the form of the Award, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Award of Restricted Units

On January 2, 2013 the Company issued restricted stock units under a new Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award for restricted stock units (the “New Restricted Award”). The New Restricted Award will replace the form of award for restricted stock units granted to the Company’s executive officers prior to January 2, 2014.

The New Restricted Award differs from the form of award for Restricted Units awarded in 2013 in that Recipient’s unvested restricted stock units vest upon retirement under certain conditions. This description is qualified in its entirety by reference to the terms and conditions of the form of the Award, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Performance Units

10.2	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Restricted Units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2014

GIBRALTAR INDUSTRIES, INC.

/s/ Timothy F. Murphy
Name: Timothy F. Murphy
Title: Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Performance Units

10.2	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Restricted Units